SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

November 30, 2007

NEXUS NANO ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-122822	20-1600519
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Prospect Street, Brandon, Vermont	05733
(Address of principal executive offices)	(Zip code)

(802) 247-6811
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 10, 2007, Nexus Nano Electronics, Inc., a Nevada corporation (f/k/a Sagamore Holdings, Inc., the Florida corporation and hereinafter, the “Company”) filed the original version of this Current Report on Form 8-K (the “Original Report”) disclosing that (a) on December 6, 2007, the Company issued a secured convertible promissory note (the “First Note”) to CSI Business Finance, Inc., a Florida corporation (the “Holder”) in the principal amount of $444,961 and (b) on December 7, 2007, the Company issued a second note to the Holder on substantially the same terms as the First Note in the principal amount of $37,034.39 (the “Second Note”). The Company is filing this Amendment No. 1 to the Original Report in order to disclose that on February 25, 2008, the Company and the Holder amended both the First Note and the Second Note with respect to the adjustment of the conversion price therein upon a subdivision or combination of the Company’s common stock whereby if the Company combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of its common stock into a smaller number of shares, the conversion price in effect immediately prior to such combination will not be proportionately increased. Copies of the amendments are attached hereto as Exhibits 10.5 and 10.6.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description

Exhibit	Description	Location

Exhibit 10.1	Secured Convertible Promissory Note, dated December 6, 2007, issued by the Company to CSI Business Finance, Inc.	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report (Original Report) on Form 8-K as filed with the SEC on December 10, 2007

Exhibit 10.2	Security Agreement, dated December 6, 2007, by and between the Company and CSI Business Finance, Inc.	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report (Original Report) on Form 8-K as filed with the SEC on December 10, 2007

Exhibit 10.3	Secured Convertible Promissory Note, dated December 7, 2007, issued by the Company to CSI Business Finance, Inc.	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report (Original Report) on Form 8-K as filed with the SEC on December 10, 2007

Exhibit 10.4	Conveyance, Termination and Release Agreement, dated November 30, 2007, by and among the Company, Nexus Custom Electronics Corp. and Titan Nexus, Inc.	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report (Original Report) on Form 8-K as filed with the SEC on December 10, 2007

Exhibit 10.5	Amendment to Secured Convertible Promissory Note ($444,961), dated February 25, 2008, by and between the Company and CSI Business Finance, Inc.	Provided herewith

Exhibit 10.6	Amendment to Secured Convertible Promissory Note ($37,034.39), dated February 25, 2008, by and between the Company and CSI Business Finance, Inc.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008	NEXUS NANO ELECTRONICS, Inc.

	By:	/s/ Mel Roseman
	Name:	Mel Roseman
	Title:	President